SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Tax Exempt Income Fund -- Class A Shares
Fiscal period ending: September 30, 1995

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years

P   =  Initial Investment        $1,000                 $1,000
    $1,000

ERV =  Ending Redeemable Value   $1,033.83
$1,444.55                        $2,355.68

T   =  Average Annual
       Total Return              3.38%     7.63%        8.95%

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $11,543,685

Expenses                         $1,215,868

Reimbursement                    $0

Average shares                   257,160,530

NAV                              $8.74

Sales Charge                     4.75%

POP                              $9.18

Yield at POP                     5.31%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  5.31%               5.31%
 ------       =      ------              =    8.79%
 1-39.6%              .604%
            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Tax Exempt Income Fund -- Class B Shares
Fiscal period ending:  September 30, 1995
Inception date (if less than 10 years of performance): January 4,
1993


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000


ERV =  Ending Redeemable Value   $1,030.08             N/A
    $1,104.77
T   =  Average Annual
       Total Return               3.01%      N/A       3.70%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,275,430

Expenses                         $274,726

Reimbursement                    $0

Average shares                   27,994,351

NAV                              $8.73

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.96%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  4.96%               4.96%
 ------       =      ------              =    8.21%
 1-39.6%              .604%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Tax Exempt Income Fund -- Class M Shares
Fiscal period ending:  September 30, 1995
Inception date (if less than 10 years of performance):  February
16, 1995


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000


ERV =  Ending Redeemable Value   N/A       N/A          $1,018.06

T   =  Average Annual
       Total Return              N/A       N/A          1.81%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $10,777

Expenses                         $1,820

Reimbursement                    $0

Average shares                   238,560

NAV                              $8.75

Sales Charge                     3.25%

POP                              $9.07

Yield at POP                     5.02%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  5.02%               5.02%
 ------       =      ------              =    8.31%
 1-39.6%              .604%